Virtus Capital Growth Series,

a series of Virtus Variable Insurance Trust

Supplement dated July 31, 2015 to the Summary and Statutory Prospectuses

and Statement of Additional Information (“SAI”) dated April 30, 2015

Important Notice to Investors

The disclosure under “Portfolio Managers” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus is hereby replaced with the following:

➢	Doug Foreman, CFA, Chief Investment Officer and Director of Equities at Kayne. Mr. Foreman has served as Portfolio Manager of the fund since November 2011.

The disclosure under “Portfolio Management” on page 6 of the fund’s statutory prospectus is hereby replaced with the following:

➢	Doug Foreman, CFA. Mr. Foreman has served as a Portfolio Manager since 2011. Mr. Foreman is Chief Investment Officer, Director of Equities and a member of the Executive Management Committee at Kayne. Before joining Kayne in 2011, he was director of equities at HighMark Capital Management (2009 to 2011). Prior to HighMark, Mr. Foreman was retired for two years (2007 to 2008) and was group managing director and chief investment officer of U.S. equities at Trust Company of the West (“TCW”) (1994 to 2006).

The disclosure for the fund in the table under “Portfolio Managers” on page 79 of the SAI is hereby amended by removing reference to Gregory Toppe.

The disclosure in the “Other Accounts (No Performance Based Fees)” table on page 80 of the SAI is hereby amended by removing reference to Gregory Toppe.

Investors should retain this supplement with the

Prospectuses and SAI for future reference.

VVIT CGS PMs (7/2015)